united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/20

Item 1. Reports to Stockholders.

Annual Report
December 31, 2020

Kensington Managed Income Fund
Class A Shares (KAMAX) Class C Shares (KAMCX) Institutional Class Shares (KAMIX)

Kensington Dynamic Growth Fund
Class A Shares (KAGAX) Class C Shares (KAGCX) Institutional Class Shares (KAGIX)

1-855-375-3060
www.kensingtonanalytics.com

Distributed by Ceros Financial Services, Inc.

February 19, 2021

Dear Shareholders:

Kensington Managed Income Fund

This Annual Report for the Kensington Managed Income Fund (the “Fund”) covers the first full year of operations for the Fund, January 1 to December 31, 2020. Bruce DeLaurentis serves as portfolio manager to the Fund. During the period, the Institutional Class Shares of the Fund returned 8.13%; the load-waived Class A Shares of the Fund returned 7.87%, while the Class A (with load) Share returned 2.73%; and the Class C shares returned 6.95%. The Bloomberg- Barclays U.S. Aggregate Bond Index earned 7.51% for the period and the ICE BofAML High Yield Master II Index rose by 6.17% for the year.

The year’s performance illustrates how the Fund’s mandate—to seek income with a focus on principal protection at times of market stress—served the Fund well. The quantitative decision model, which was developed by the portfolio manager and dictates the risk profile of the Fund’s portfolio, responded to the onset of weakness in early March of 2020 by switching to a “Risk-Off” position. This necessitated a shift in the Fund’s portfolio away from high-yielding debt securities into U.S. Treasury and cash equivalents, thereby placing a focus on protection of principal. The early March portfolio re-allocation protected the Fund from the bulk of the decline that occurred during the remainder of the month. The risks associated with higher yielding debt instruments remained elevated for weeks due to the pervasive restrictions on economic activity, mandated by the coronavirus pandemic. It was not until May that the Sub-advisor’s metrics signaled a safe re-entry into “Risk-On” assets.

The recovery in higher-yielding debt instruments continued for the remainder of the year, thereby generating a very competitive annual return for the Fund, especially when viewed from a risk-adjusted perspective. As of this writing, the Sub-advisor’s outlook for high-yield debt remains constructive for the foreseeable future. In light of suppressed economic activity due to the pandemic, monetary authorities are committed to remain accommodative as long as necessary. If market conditions change, the Sub-advisor anticipate that its metrics will respond in a timely manner, resulting in a repositioning of the Fund’s portfolio accordingly.

Kensington Dynamic Growth Fund

On October 23, 2020, the Kensington Dynamic Growth Fund was launched. As its name implies, the Fund’s mandate is to seek capital appreciation, thereby offering a complement to Managed Income. The investment methodology employed by Dynamic Growth is similar to that employed by Managed Income. It relies on a quantitative model, designed by Bruce DeLaurentis, who is also the portfolio manager of this Fund, to tactically alternate between a “Risk-On” state in response to advancing equity markets and a “Risk-Off” state during times of market weakness.

The Strategy is designed for investors who seek equity-like returns but wish to reduce the volatility and drawdown that comes with passive investment in equities.

The model provides weekly signals to guide the Strategy’s allocation. Dynamic Growth rotates between two investment modes:

Risk-On: When markets are generally trending upward, Dynamic Growth allocates to equity index ETFs and / or mutual funds. This allows the Strategy to participate in the equity markets when Dynamic Growth’s trend-following approach determines conditions in the equity markets are favorable.

Risk-Off: When the Dynamic Growth model determines that the trend for equities is likely to be down or uncertain, the portfolio manager will shift the portfolio into U.S. Treasuries and / or cash. This helps protect principal and mitigate drawdowns.

From the Fund’s inception on October 23 to December 31, 2020, the Institutional Class Shares of the Fund returned 1.47%; the load-waived Class A Shares of the Fund returned 1.35%, while the Class A (with load) Share declined by -3.48%, and the Class C shares returned 1.39%. The S&P 500 Total Return Index rose by 8.74% for the period.

The Fund’s investment posture was predominately defensive from inception until mid- December, causing performance to lag the benchmark S&P 500 Index performance. The Fund was in a fully “Risk-On” mode at year end. Although the Dynamic Growth model is vigilant on a weekly basis and can change stance quickly, the Sub-advisor’s overall outlook for equities is bullish for the foreseeable future.

Thank you for your confidence in our investment management. If you would like further information on the Fund, please visit our website www.advisorspreferred.com.

Kensington Analytics, LLC	Advisors Preferred, LLC

Sub-advisor	Advisor

Kensington Managed Income Fund
Portfolio Review (Unaudited)
December 31, 2020

The Fund’s performance figures* for the periods ended December 31, 2020, as compared to its benchmarks:

		Since Inception	Since Inception
	One Year	May 31, 2019	August 27, 2019
Kensington Managed Income Fund - Class A	7.87%	6.87%	—
Kensington Managed Income Fund - Class A with load	2.73%	3.63%	—
Kensington Managed Income Fund - Class C	6.95%	—	5.97%
Kensington Managed Income Fund - Institutional Class	8.13%	7.16%	—
ICE BofAML U.S. High Yield Master II **	6.17%	7.99%	7.08%
Bloomberg Barclays U.S. Aggregate Bond Index ***	7.51%	7.12%	5.27%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The total gross operating expenses including underlying funds as stated in the fee table of the Fund’s prospectus dated November 3, 2020 as amended January 15, 2021 is 2.95% for Class A, 3.56% for Class C and 2.73% for Institutional Class. Class A shares are subject to a maximum sales charge (load) of 4.75%. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus and current performance may be obtained by calling 1-855-375-3060.

**	ICE BofAML US High Yield Master II Index measures the performance of below investment grade $US-denominated corporate bonds publicly issued in the US market. The index is unmanaged; includes net reinvested dividends; does not reflect fees or expenses; and is not available for direct investment. Investors cannot invest directly in an index.

***	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities. Investors cannot invest directly in an index. It is also known as Barclays U.S. Aggregate Bond Index.

Comparison of the Change in Value of a $10,000 Investment
Since Inception through December 31, 2020 +

Kensington Managed Income Fund
Portfolio Review (Unaudited)
December 31, 2020

Comparison of the Change in Value of a $25,000 Investment
Since Inception through December 31, 2020 +

+	Inception date is May 31, 2019, for Class A and Institutional Class.

Portfolio Composition	% of Net Assets
Open End Mutual Funds - Debt Funds	99.2%
Money Market Fund	0.3%
Other Assets Less Liabilities	0.5%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Kensington Dynamic Growth Fund
Portfolio Review (Unaudited)
December 31, 2020

The Fund’s performance figures* for the period ended December 31, 2020, as compared to its benchmarks:

Since Inception
October 23, 2020
Kensington Dynamic Growth Fund - Class A	1.35%
Kensington Dynamic Growth Fund - Class A with load	(3.48)%
Kensington Dynamic Growth Fund - Class C	1.39%
Kensington Dynamic Growth Fund - Institutional Class	1.47%
S&P 500 Total Return Index **	8.74%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The total gross estimated operating expenses including underlying funds as stated in the fee table of the Fund’s prospectus dated October 20, 2020 is 2.30% for Class A, 2.90% for Class C and 1.90% for Institutional Class. Class A shares are subject to a maximum sales charge (load) of 4.75%. Investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The Fund’s prospectus and summary prospectus contain these as well as other information about the Fund and should be read carefully before investing. A prospectus or summary prospectus and current performance may be obtained by calling 1-855-375-3060.

**	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment
Since Inception through December 31, 2020 +

Kensington Dynamic Growth Fund
Portfolio Review (Unaudited)
December 31, 2020

Comparison of the Change in Value of a $25,000 Investment
Since Inception through December 31, 2020 +

+	Inception date is October 23, 2020 for Class A and Institutional Class.

Portfolio Composition	% of Net Assets
Exchange Traded Funds	97.9%
Money Market Fund	1.3%
Other Assets Less Liabilities	0.8%
100.0%

Please refer to the Portfolio of Investments and the Shareholder Letter in this report for a detailed listing of the Fund’s holdings.

Kensington Managed Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Value
	OPEN END MUTUAL FUNDS - 99.2%
	DEBT FUNDS - 99.2%
1,673,976	AlphaCentric Income Opportunities Fund - Class I	$18,463,958
1,821,086	Diamond Hill Corporate Credit - Class I	21,434,184
1,469,525	Fidelity Capital & Income Fund	15,753,304
1,767,121	Hartford Strategic Income Fund - Class I	16,575,597
6,423,652	JPMorgan Income Fund - Class I	60,575,036
11,775,186	PGIM High Yield Fund - Class Z	64,999,029
4,009,514	Pioneer Strategic Income Fund - Class Y	45,748,557
1,825,050	Principal Funds Inc - High Income Fund - Institutional Class	13,213,365
14,563,610	Vanguard High-Yield Corporate Fund - Admiral Class	87,090,388
	TOTAL OPEN END MUTUAL FUNDS (Cost - $329,340,584)	343,853,418

	SHORT-TERM INVESTMENT - 0.3%
	MONEY MARKET FUND - 0.3%
1,043,127	First American Government Obligations Fund - Class X 0.04% (a)	1,043,127
	TOTAL SHORT-TERM INVESTMENT (Cost - $1,043,127)	1,043,127

	TOTAL INVESTMENTS - 99.5% (Cost - $330,383,711)	$344,896,545
	OTHER ASSETS LESS LIABILITIES - 0.5%	1,622,852
	NET ASSETS - 100.0%	$346,519,397

(a)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Kensington Dynamic Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 97.9%
	EQUITY FUNDS - 97.9%
71,590	ARK Next Generation Internet ETF	$10,477,913
101,570	Fidelity MSCI Information Technology Index ETF	10,615,081
33,610	Invesco QQQ Trust Series 1	10,544,801
80,590	Technology Select Sector SPDR Fund	10,478,312
51,260	Vanguard Mega Cap Growth ETF	10,444,225
30,970	Vanguard S&P 500 ETF	10,644,079
	TOTAL EXCHANGE TRADED FUNDS (Cost - $61,235,885)	63,204,411

	SHORT-TERM INVESTMENT - 1.3%
	MONEY MARKET FUND - 1.3%
852,895	First American Government Obligations Fund - Class X 0.04% (a)	852,895
	TOTAL SHORT-TERM INVESTMENT (Cost - $852,895)	852,895

	TOTAL INVESTMENTS - 99.2% (Cost - $62,088,780)	$64,057,306
	OTHER ASSETS LESS LIABILITIES - 0.8%	530,938
	NET ASSETS - 100.0%	$64,588,244

(a)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2020

	Kensington Managed	Kensington Dynamic
	Income Fund	Growth Fund
Assets:
Investments Securities:
At Cost	$330,383,711	$62,088,780
At Value	$344,896,545	$64,057,306
Cash	—	131,837
Dividends and Interest Receivable	1,162,335	83
Receivable for Fund Shares Sold	2,346,465	1,179,721
Prepaid Expenses and Other Assets	38,538	51,035
Total Assets	348,443,883	65,419,982

Liabilities:
Payable for Securities Purchased	800,000	733,613
Payable for Fund Shares Redeemed	631,885	6,000
Accrued Advisory Fees	335,731	48,255
Payable to Related Parties	84,862	24,819
Accrued Distribution Fees	17,551	1,860
Accrued Expenses and Other Liabilities	54,457	17,191
Total Liabilities	1,924,486	831,738

Net Assets	$346,519,397	$64,588,244

Composition of Net Assets:
Net Assets consisted of:
Paid in Capital	$332,006,563	$62,631,480
Distributable Earnings	14,512,834	1,956,764
Net Assets	$346,519,397	$64,588,244

Net Asset Value, Offering Price and Redemption Price Per Share
Class A:
Net Assets	$38,110,021	$3,588,283
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	3,535,568	355,282
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.78	$10.10
Maximum Offering Price Per Share (Maximum sales charge of 4.75%)(a)	$11.32	$10.60

Institutional Class:
Net Assets	$296,660,406	$58,913,811
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	27,478,469	5,825,644
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.80	$10.11

Class C:
Net Assets	$11,748,970	$2,086,150
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,093,923	206,412
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share (b)	$10.74	$10.11

(a)	On investments of $50,000 or more, the offering price is reduced.

(b)	Investments in Class C shares may be subject to a 1% contingent deferred sales charge on shares redeemed less than 12 months after purchase.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2020

	Kensington Managed	Kensington Dynamic
	Income Fund	Growth Fund *
Investment Income:
Dividend Income	$7,327,844	$301,710
Interest Income	27,449	309
Total Investment Income	7,355,293	302,019

Expenses:
Investment Advisory Fees	2,019,495	94,499
Distribution (12b-1) Fees - Class A	36,812	827
Distribution (12b-1) Fees - Class C	59,819	1,672
Administration Fees	136,667	15,763
Transfer Agent Fees	115,384	12,097
Registration and Filing Fees	112,992	15,593
Chief Compliance Officer Fees	39,945	3,661
Printing Expense	34,078	2,500
Custody Fees	31,161	1,950
Legal Fees	22,730	2,220
Audit Fees	18,000	12,250
Third Party Administrative Services Fees	15,481	641
Trustees’ Fees	4,052	732
Insurance Expense	399	92
Miscellaneous Expenses	18,403	1,397
Total Expenses	2,665,418	165,894
Add: Expenses Recaptured by Advisor	32,842	—
Less: Expenses Waived by Advisor & Subadvisor	—	(35,854)
Net Expenses	2,698,260	130,040
Net Investment Income	4,657,033	171,979

Realized and Unrealized Gain on Investments:
Net Realized Gain from Investments	457,036	1,886
Gain Distributions from Underlying Investment Companies	188,950	—
Net Change in Unrealized Appreciation on Investments	13,906,775	1,968,526
Net Realized and Unrealized Gain on Investments	14,552,761	1,970,412

Net Increase in Net Assets Resulting From Operations	$19,209,794	$2,142,391

*	For the period October 23, 2020 (commencement of operations) through December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Kensington Managed Income Fund
	For the Year	For the Period
	Ended	Ended
	December 31, 2020	December 31, 2019

Increase in Net Assets from Operations:
Net Investment Income	$4,657,033	$486,656
Net Realized Gain (Loss) from Investments	645,986	(81,675)
Net Change in Unrealized Appreciation on Investments	13,906,775	606,059
Net Increase in Net Assets Resulting From Operations	19,209,794	1,011,040

Distributions to Shareholders:
From Distributable Earnings:
Class A	(589,489)	(42,415	) *
Class C	(138,314)	(13,874	) **
Institutional Class	(4,500,398)	(488,114	) *
From Return of Capital:
Class A	(15,392)	—
Class C	(5,105)	—
Institutional Class	(113,474)	—
Total Distributions to Shareholders	(5,362,172)	(544,403)

Shares of Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	45,965,577	5,704,965	*
Distributions Reinvested	527,198	27,949	*
Cost of Shares Redeemed	(15,002,794)	(893,539	) *
	31,489,981	4,839,375
Institutional Class Shares:
Proceeds from Shares Issued	306,600,055	57,554,979	*
Distributions Reinvested	3,231,654	344,467	*
Cost of Shares Redeemed	(79,453,022)	(3,601,316	) *
	230,378,687	54,298,130
Class C Shares:
Proceeds from Shares Issued	9,815,211	2,128,111	**
Distributions Reinvested	138,244	13,874	**
Cost of Shares Redeemed	(896,475)	—
	9,056,980	2,141,985

Net Increase from Beneficial Interest Transactions	270,925,648	61,279,490

Net Increase in Net Assets	284,773,270	61,746,127

Net Assets:
Beginning of Year/Period	$61,746,127	—
End of Year/Period	$346,519,397	$61,746,127

Share Activity:
Class A Shares:
Shares Issued	4,457,650	562,263	*
Shares Reinvested	49,742	2,747	*
Shares Redeemed	(1,449,019)	(87,815	) *
Net increase in shares of beneficial interest outstanding	3,058,373	477,195

Institutional Class Shares:
Shares Issued	29,482,190	5,679,281	*
Shares Reinvested	304,961	33,830	*
Shares Redeemed	(7,667,430)	(354,363	) *
Net increase in shares of beneficial interest outstanding	22,119,721	5,358,748

Class C Shares:
Shares Issued	955,998	210,142	**
Shares Reinvested	13,054	1,364	**
Shares Redeemed	(86,635)	—
Net increase in shares of beneficial interest outstanding	882,417	211,506

*	For the period May 28, 2019 (commencement of operations) through December 31, 2019. Trading commenced on May 31, 2019.

**	For the period August 27, 2019 (commencement of operations) through December 31, 2019.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Kensington Dynamic Growth Fund
For the Period *
Ended
December 31, 2020
Increase in Net Assets from Operations:
Net Investment Income	$171,979
Net Realized Gain from Investments	1,886
Net Change in Unrealized Appreciation on Investments	1,968,526
Net Increase in Net Assets Resulting From Operations	2,142,391

Distributions to Shareholders:
Total Distributions Paid:
Class A	(11,728)
Class C	(5,603)
Institutional Class	(204,128)
Total Distributions to Shareholders	(221,459)

Shares of Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	3,448,894
Distributions Reinvested	10,412
Cost of Shares Redeemed	—
3,459,306
Institutional Class Shares:
Proceeds from Shares Issued	60,060,389
Distributions Reinvested	70,182
Cost of Shares Redeemed	(2,989,991)
57,140,580
Class C Shares:
Proceeds from Shares Issued	2,062,124
Distributions Reinvested	5,302
Cost of Shares Redeemed	—
2,067,426

Net Increase from Beneficial Interest Transactions	62,667,312

Net Increase in Net Assets	64,588,244

Net Assets:
Beginning of Period	$—
End of Period	$64,588,244

Share Activity:
Class A Shares:
Shares Issued	354,244
Shares Reinvested	1,038
Net increase in shares of beneficial interest outstanding	355,282

Institutional Class Shares:
Shares Issued	6,119,403
Shares Reinvested	6,990
Shares Redeemed	(300,749)
Net increase in shares of beneficial interest outstanding	5,825,644

Class C Shares:
Shares Issued	205,883
Shares Reinvested	529
Net increase in shares of beneficial interest outstanding	206,412

*	For the period October 23, 2020 (commencement of operations) through December 31, 2020.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Kensington Managed Income Fund
	Class A
	For the Year	For the Period *
	Ended	Ended
	December 31, 2020	December 31, 2019
Net Asset Value, Beginning of Year/Period	$10.20	$10.00
From Operations:
Net investment income (a)	0.31	0.15
Net gain from investments (realized and unrealized)	0.49	0.15
Total from operations	0.80	0.30

Distributions to shareholders from:
Net investment income	(0.19)	(0.10)
Net realized gains	(0.02)	—
Return of capital	(0.01)	—
Total distributions	(0.22)	(0.10)
Net Asset Value, End of Year/Period	$10.78	$10.20

Total Return (b)	7.87%	3.01	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$38,110	$4,867
Ratio of expenses to average net assets,
before reimbursement/recapture	1.77%	2.42	% (d)
net of reimbursement/recapture	1.79%	2.39	% (d)
Ratio of net investment income to average net assets	2.93%	2.44	% (d)
Portfolio turnover rate	233%	61	% (c)

*	For the period May 28, 2019 (commencement of operations) through December 31, 2019. Trading commenced on May 31, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Kensington Managed Income Fund
	Institutional Class
	For the Year	For the Period *
	Ended	Ended
	December 31, 2020	December 31, 2019
Net Asset Value, Beginning of Year/Period	$10.21	$10.00
From Operations:
Net investment income (a)	0.32	0.17
Net gain from investments (realized and unrealized)	0.51	0.15
Total from operations	0.83	0.32

Distributions to shareholders from:
Net investment income	(0.21)	(0.11)
Net realized gains	(0.02)	—
Return of capital	(0.01)	—
Total distributions	(0.24)	(0.11)
Net Asset Value, End of Year/Period	$10.80	$10.21

Total Return (b)	8.13%	3.20	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$296,660	$54,723
Ratio of expenses to average net assets,
before reimbursement/recapture	1.59%	2.20	% (d)
net of reimbursement/recapture	1.61%	1.99	% (d)
Ratio of net investment income to average net assets	3.06%	2.83	% (d)
Portfolio turnover rate	233%	61	% (c)

*	For the period May 28, 2019 (commencement of operations) through December 31, 2019. Trading commenced on May 31, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2019.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year/period presented.

	Kensington Managed Income Fund
	Class C
	For the Year	For the Period *
	Ended	Ended
	December 31, 2020	December 31, 2019
Net Asset Value, Beginning of Year/Period	$10.19	$10.17
From Operations:
Net investment income (a)	0.22	0.06
Net gain from investments (realized and unrealized)	0.49	0.05
Total from operations	0.71	0.11

Distributions to shareholders from:
Net investment income	(0.13)	(0.09)
Net realized gains	(0.02)	—
Return of capital	(0.01)	—
Total distributions	(0.16)	(0.09)
Net Asset Value, End of Year/Period	$10.74	$10.19

Total Return (b)	6.95%	1.09	% (c)

Ratios/Supplemental Data
Net assets, end of year/period (in 000’s)	$11,749	$2,156
Ratio of expenses to average net assets,
before reimbursement/recapture	2.55%	3.03	% (d)
net of reimbursement/recapture	2.57%	2.99	% (d)
Ratio of net investment income to average net assets	2.07%	2.22	% (d)
Portfolio turnover rate	233%	61	% (c)

*	For the period August 27, 2019 (commencement of operations) through December 31, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the year/period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not absorbed a portion of the Fund’s expenses, total returns would have been lower for the period ended December 31, 2019.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
FINANCIAL HIGHLIGHTS (Continued)

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	Kensington Dynamic Growth Fund
	Class A	Institutional Class	Class C
	For the Period *	For the Period *	For the Period *
	Ended	Ended	Ended
	December 31, 2020	December 31, 2020	December 31, 2020
Net Asset Value, Beginning of Period	$10.00	$10.00	$10.00
From Operations:
Net investment income (a)	0.05	0.04	0.05
Net gain from investments (realized and unrealized)	0.08	0.11	0.09
Total from operations	0.13	0.15	0.14

Distributions to shareholders from:
Net investment income	(0.03)	(0.04)	(0.03)
Total distributions	(0.03)	(0.04)	(0.03)
Net Asset Value, End of Period	$10.10	$10.11	$10.11

Total Return (b) (c)	1.35%	1.47%	1.39%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,588	$58,914	$2,086
Ratio of expenses to average net assets,
before reimbursement (d)	2.36%	2.12%	2.96%
net of reimbursement (d)	2.04%	1.64%	2.64%
Ratio of net investment income to average net assets (d)	2.71%	2.20%	2.50%
Portfolio turnover rate (c)	277%	277%	277%

*	For the period October 23, 2020 (commencement of operations) through December 31, 2020.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges Had the advisor and subadvisor not absorbed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Not annualized.

(d)	Annualized.

The accompanying notes are an integral part of these financial statements.

Kensington Funds
NOTES TO FINANCIAL STATEMENTS
December 31, 2020

1.	ORGANIZATION

Kensington Managed Income Fund (“Managed Income Fund”) and Kensington Dynamic Growth Fund (“Dynamic Growth Fund”) (each a “Fund” and collectively, the “Funds”) are non-diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Managed Income Fund seeks income and the Dynamic Growth Fund seeks capital gains. The Managed Income Fund and the Dynamic Growth Fund commenced operations on May 28, 2019 and October 23, 2020, respectively.

The Funds currently offers three classes of shares: Class A, Class C and Institutional Class. Class A and Institutional Class shares of the Managed Income Fund commenced operations on May 28, 2019; Class C shares of the Managed Income Fund commenced operations on August 27, 2019. The Class A, Class C and Institutional Class shares of the Dynamic Growth Fund commenced operations on October 23, 2020. Class A shares of each Fund are offered at net asset value (“NAV”) plus a maximum sales charge of 4.75%. Class C and Institutional Class shares of each Fund are offered at net asset value. Each class represents an interest in the same assets of the respective Fund and classes are identical except for differences in their ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. Each Fund’s income, expenses (other than class specific shareholder servicing and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the Investment Company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for

Kensington Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of a Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective NAVs as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by a Fund will not change.

Each Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors,

Kensington Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2020 for the respective Fund’s assets measured at fair value:

Managed Income Fund

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Open End Mutual Funds	$343,853,418	$—	$—	$343,853,418
Short-Term Investment	1,043,127	—	—	1,043,127
Total Investments	$344,896,545	$—	$—	$344,896,545

Dynamic Growth Fund

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$63,204,411	$—	$—	$63,204,411
Short-Term Investment	852,895	—	—	852,895
Total Investments	$64,057,306	$—	$—	$64,057,306

*	Refer to the Portfolio of Investments for industry classifications.

The Funds did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Each Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Each Fund’s investments in foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Greater political, economic, credit and information risks are also associated with foreign securities.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which

Kensington Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of a Fund.

Federal Income Tax – It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax year ended December 31, 2019 for the Kensington Managed Income Fund, or expected to be taken in the Funds’ December 31, 2020 year-end tax returns. The Funds have identified their major tax jurisdictions as U.S. Federal and foreign jurisdictions where the Funds makes significant investments; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Exchange Traded Funds (“ETFs”) – The Funds may invest in ETFs. ETFs are typically a type of index bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities. The Funds may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and Exchange Traded Notes (“ETNs”) Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Funds. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk: Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines,

Kensington Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

3.	INVESTMENT TRANSACTIONS

For the year or period ended December 31, 2020, the cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, U.S. Government securities, and derivatives for the Managed Income Fund and the Dynamic Growth Fund, amounted to $635,687,814 and $367,406,136, and $177,478,913 and $116,244,914, respectively.

4.	INVESTMENT ADVISORY AGREEMENTS AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment advisor to the Funds. The Advisor has engaged Kensington Analytics LLC (the “Sub-Advisor”) to serve as the sub-advisor to the Funds whereby the Sub-Advisor will direct investment activities of the Funds. The Sub-Advisor is paid by the Advisor and not the Funds

Pursuant to an Investment Advisory Agreement with the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Funds pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the Funds’ average daily net assets. For the year or period ended December 31, 2020, the Managed Income Fund and the Dynamic Growth Fund paid $2,019,495 and $94,499, respectively, in advisory fees.

The Advisor has contractually agreed to waive all or part of its advisory fees and/or make payments to limit the expenses of the Managed Income Fund (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until November 2, 2021 so that the total annual operating expenses do not exceed 2.05% and 1.55% (previously 2.39% and 1.99% through April 30, 2020) of the average daily net assets of the Class A and Institutional Class shares of the Managed Income Fund, respectively. Through August 20, 2020, the total annual operating expenses was limited to 2.99% of the average daily nets of the Class C shares of the Managed Income Fund

The Advisor and Sub-Advisor have contractually agreed to waive all or part of its advisory fees (or sub-advisory fees) and/or make payments to limit the expenses of the Dynamic Growth Fund (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until October 19, 2021, so that the total annual operating expenses do not exceed 2.04%, 2.64% and 1.64% of the average daily net assets of the Class A, Class C and Institutional Class shares of the Dynamic Growth Fund, respectively.

Waivers and expense payments may be recouped by the Advisor and/or Sub-Advisor from a Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived or reimbursed. During the year ended December 31, 2020, the Advisor recaptured fees of $32,842 from the

Kensington Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

Managed Income Fund and the Advisor and Sub-Advisor collectively waived fees of $35,854 for the Dynamic Growth Fund.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, GFS provides administration, fund accounting and transfer agent services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

BluGiant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.

The Trust has adopted a Distribution Plan and Agreement (the “Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act for each Fund’s Class A shares pursuant to which the Funds pay fees to Ceros Financial Services, Inc. (“Ceros” or “Distributor”), an affiliate of the Advisor, to provide distribution and/or shareholder services to each Fund. Under the Rule 12b-1 Plan, Class A and Class C shares of the Funds may pay an account maintenance fee for account maintenance services and/or distribution fee at an annual rate of up to 0.25% and 1.00% of the Funds’ average net assets attributable to Class A and Class C shares, respectively, as compensation for the Distributor providing account maintenance and distribution services to shareholders. The Rule 12b-1 Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. During the year or period ended December 31, 2020 pursuant to the Rule 12b-1 Plan, the Class A and Class C shares of the Managed Income Fund paid $36,812 and $59,819, respectively, and the Class A and Class C shares of the Dynamic Growth Fund paid $827 and $1,672, which was paid out to brokers and dealers.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year or period ended December 31, 2020, the Distributor received $353,104 and $84,279, respectively, in underwriting commissions for sales of shares of the Managed Income Fund and the Dynamic Growth Fund, of which $38,683 and $9,195, respectively, was retained by the principal underwriter.

Effective October 1, 2020, each Trustee who is not an “interested person” of the Trust or Advisor is compensated at a rate of $50,000 per year plus $2,500 per meeting for certain special meetings as well as for reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. Prior to that date, each Trustee received $30,000 per year. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested trustees of the Trust are also officers or employees of the Advisor and its affiliates.

During the year ended December 31, 2020, Ceros, a registered broker/dealer and an affiliate of the Advisor, executed trades on behalf of the Managed Income Fund and Dynamic Growth Fund and received $6,632 and $20,731 in trade commissions, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Funds for federal income tax purposes and its respective gross unrealized appreciation and depreciation at December 31, 2020, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Managed Income Fund	$330,383,711	$14,512,834	$—	$14,512,834
Dynamic Growth Fund	62,298,349	1,968,526	(209,569)	1,758,957

Kensington Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2020 and period ended December 31, 2019 for Kensington Managed Income Fund and for the period ended December 31, 2020 for Kensington Dynamic Growth Fund was as follows:

For fiscal year/period ended	Ordinary	Long-Term	Return of
12/31/2020	Income	Capital Gains	Capital	Total
Managed Income Fund	$5,039,251	$188,950	$133,971	$5,362,172
Dynamic Growth Fund	221,459	—	—	221,459

For fiscal period ended	Ordinary	Long-Term	Return of
12/31/2019	Income	Capital Gains	Capital	Total
Managed Income Fund	$544,403	$—	$—	$544,403

As of December 31, 2020, the components of distributable earnings/(accumulated deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Managed Income Fund	$—	$—	$—	$—	$—	$14,512,834	$14,512,834
Dynamic Growth Fund	197,807	—	—	—	—	1,758,957	1,956,764

The difference between book basis and tax basis accumulated net realized gain/(loss) and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and distributions in excess, resulted in reclassifications for the Fund for the period ended December 31, 2020 as follows:

	Paid
	In	Distributable Earnings/
	Capital	(Accumulated Losses)
Managed Income Fund	$(133,971)	$133,971
Dynamic Growth Fund	(35,832)	35,832

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2020, National Financial Services LLC held approximately 26.06% of the Managed Income Fund and TD Ameritrade held approximately 60.75% of the Dynamic Growth Fund for the benefit of its customers.

8.	UNDERLYING INVESTMENT COMPANIES

The Managed Income Fund currently invests a portion of its assets in Vanguard High-Yield Corporate Fund (“Vanguard”). The Managed Income Fund may redeem its investment at any time if the Advisor or Sub-Advisor determines that it is in the best interest of the Managed Income Fund and its shareholders to do so.

Kensington Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2020

The performance of the Managed Income Fund will be directly affected by the performance of Vanguard. The financial statements of Vanguard, including the portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Managed Income Fund’s financial statements. As of December 31, 2020, the percentage of the Managed Income Fund’s net assets invested in Vanguard was 25.13%.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

Effective January 15, 2021, the Advisor and Sub-Advisor have contractually agreed to waive all or part of its advisory fees and/or make payments to limit the expenses of the Managed Income Fund (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until January 14, 2022 so that the total annual operating expenses do not exceed 2.05% and 1.45% of the average daily net assets of the Class A and Institutional Class shares of the Managed Income Fund, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Kensington Managed Income Fund and Kensington Dynamic Growth Fund and Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Kensington Managed Income Fund and Kensington Dynamic Growth Fund (the “Funds”), each a series of Advisors Preferred Trust, as of December 31, 2020, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statement(s) of Changes in Net Assets	Financial Highlights
Kensington Managed Income Fund	For the year ended December 31, 2020	For the year ended December 31, 2020 and for the period from May 28, 2019 (commencement of operations) through December 31, 2019	For the year ended December 31, 2020 and for the period from May 28, 2019 (commencement of operations) through December 31, 2019
Kensington Dynamic Growth Fund	For the period from October 23, 2020 (commencement of operations) through December 31, 2020

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4535 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.

Chicago, Illinois

March 1, 2021

Kensington Funds
EXPENSE EXAMPLE (Unaudited)
December 31, 2020

As a shareholder of Kensington Managed Income Fund, you incur two types of costs: (1) transaction costs including sales charges (loads) on purchase payments; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Kensington Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2020 through December 31, 2020.

Table 1. Actual Expenses

The “Actual Expenses” table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” table below provides information about hypothetical account values and hypothetical expenses based on the Kensington Managed Income Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Kensington Managed Income Fund
Table 1
	Annualized	Beginning	Ending Account
Actual	Expense	Account Value	Value	Expenses Paid During Period *
Expenses	Ratio	7/1/2020	12/31/2020	7/1/2020-12/31/2020
Class A	1.74%	$1,000.00	$1,087.70	$9.13
Institutional Class	1.55%	$1,000.00	$1,089.40	$8.14
Class C	2.52%	$1,000.00	$1,082.10	$13.19

Table 2
Hypothetical	Annualized	Beginning	Ending Account
(5% return before	Expense	Account Value	Value	Expenses Paid During Period *
expenses)	Ratio	7/1/2020	12/31/2020	7/1/2020-12/31/2020
Class A	1.74%	$1,000.00	$1,016.39	$8.82
Institutional Class	1.55%	$1,000.00	$1,017.34	$7.86
Class C	2.52%	$1,000.00	$1,012.47	$12.75

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (366).

Kensington Funds
EXPENSE EXAMPLE (Unaudited) (Continued)
December 31, 2020

Kensington Dynamic Growth Fund
Table 1

	Expense Ratio	Beginning	Ending Account
	10/23/2020 to	Account Value	Value	Expenses Paid During Period *
Actual Expenses	12/31/2020 **	10/23/2020	12/31/2020	10/23/2020-12/31/2020
Class A	2.04%	$1,000.00	$1,013.50	$3.98
Institutional Class	1.64%	$1,000.00	$1,014.70	$3.20
Class C	2.64%	$1,000.00	$1,013.90	$5.16
Table 2
Hypothetical (5%	Expense Ratio	Beginning	Ending Account
return before	10/23/2020 to	Account Value	Value	Expenses Paid During Period *
expenses)	12/31/2020 **	10/23/2020	12/31/2020	10/23/2020-12/31/2020
Class A	2.04%	$1,000.00	$1,005.74	$3.97
Institutional Class	1.64%	$1,000.00	$1,006.52	$3.19
Class C	2.64%	$1,000.00	$1,004.58	$5.13

*	Actual” expense information for the Fund is for the period from October 23, 2020 to December 31, 2020. Actual expenses are equal to the Fund’s annualized net expense ratio multiplied by 71/366 (to reflect the period from October 22, 2020 to December 31, 2020). “Hypothetical” expense information for the Fund is presented on the basis of the full one-half year period to enable comparison to other funds. It is based on assuming the same net expense ratio and average account value over the period, but it is multiplied by 184/366 (to reflect the full half-year period).

**	Annualized.

Approval of proposed Sub-Advisory Agreement– Kensington Managed Income Fund (the “Fund”)

At the special meeting held on July 10, 2020, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of approval of the proposed Sub-Advisory Agreement between Advisors Preferred, LLC (the “Adviser”) and Kensington Analytics LLC (“Kensington” or the “Sub-Adviser”) with respect to the Fund (the “Sub-Advisory Agreement”).

In connection with the Board’s consideration of the proposed Sub-Advisory Agreement , the Board considered the nature, extent and quality of the services to be provided by Kensington as Sub-Adviser to the Fund; the expected investment performance of the Fund and the Sub-Adviser; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits to be realized by the Sub-Adviser and its affiliates from the relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services to be provided, the Board reviewed the newly-formed Kensington Analytics, LLC’s Form ADV, a description of the manner in which investment decisions will be made for the Fund by Kensington Analytics, a description of the services provided by the Adviser and those services to be provided by the Sub-Adviser, the experience of Sub-Adviser professional personnel to be performing services for the Fund, including the individuals that primarily monitor and execute the investment and administration process, and a certification from the Sub-Adviser certifying that it has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that it has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching its conclusions, the Board also considered that the Adviser proposes to delegate day-to-day investment decisions of the Fund to the Sub-Adviser and that the Adviser will generally provide management and operational oversight of the Sub-Adviser. The Board considered the services provided by the Adviser to the Fund, including a proposed ongoing program of monitoring and oversight of the Sub-Adviser which will include, regular compliance reviews of the Sub-Adviser and its investment management processes and other administrative services.

With respect to the Sub-Adviser, the Board considered the skills and experience of the Sub-Adviser’s portfolio manager and also considered that the Board had previously received a presentation related to the Sub-Adviser portfolio manger’s investment management and research techniques. The Board also considered the Sub-Adviser’s compliance policies and procedures which appeared to be capable of operating effectively and noted that the level of communication between the Adviser and the Sub-Adviser is expected to be effective. The Board also reviewed a balance sheet for Kensington Management, LLC, the parent company of the Sub-Adviser, and noted a representation from the Sub-Adviser that it has access to parent company assets if needed; and concluded this suggests that the Sub-Adviser has access to sufficient financial resources in addition to sub-advisory fees to assure that the Sub-Adviser will be able to provide the agreed upon services to the Fund. The Board concluded that the Sub-Adviser has sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the investment management services to be provided by the Sub-Adviser are expected to be satisfactory.

Performance. The Trustees considered that the Adviser is proposing to delegate its day-to-day investment decisions to the Sub-Adviser and not directly manage the investment decisions of the Fund. The Board noted, however, that the Adviser’s portfolio manager for the Fund will transition to serving as the Sub-

Adviser portfolio manager for the Fund. Thus, the performance record for the Fund is relevant for evaluating the Sub-Adviser. The Board considered the performance of the Fund (as measured by Institutional Class shares) for the various periods ended March 31, 2020 as compared to the ICE BofAML High Yield Master II (LOC) Index and the Barclays U.S. Aggregate Bond Index. The Trustees reviewed a description of the interaction between market conditions and strategy elements that contributed to the performance. They also noted that over the one-month, three-month and since-inception periods, the Fund significantly outperformed the ICE BofAML High Yield Master II (LOC) Index, while lagging the Barclays U.S. Aggregate Bond Index. The Trustees agreed the Fund was performing as intended relative to the ICE BofAML High Yield Master II (LOC) Index and noted that performance relative to the Barclays U.S. Aggregate Bond Index was included as a supplementary information point. Overall, the Trustees concluded that performance was satisfactory.

Fees and Expenses. The Board considered the Fund’s advisory fee as well as class-specific expenses. The Trustees noted that that advisory fee and each share class expenses were above average yet within the range of reasonable fees and expenses paid by funds in the Morningstar High-Yield category. The Board also considered the proposed allocation of the responsibilities between the Adviser and the Sub-Adviser, noting that the Sub-Adviser will be responsible for the management of the Fund’s portfolio and the Adviser will provide oversight, administrative and support services to the Sub-Adviser, and determined that the allocation of the advisory fee was reasonable in relation to the services rendered by each of the Adviser and the Sub-Adviser. The Board also noted that the Sub-Adviser has no other mutual fund clients for fee comparison and that its sub-advisory fee is within the range of fees the Sub-Adviser proposes to charge to separately managed accounts. The Board also noted that the Sub-Advisory fee increases slightly as Fund assets increase as a means for the Adviser to reward the Sub-Adviser for Fund growth. The Board then concluded that the advisory and sub-advisory fees were reasonable and that the overall expense ratio of each class was acceptable in light of the factors considered.

Profitability. The Board also considered the estimated profitability of the Sub-Adviser and whether such profits were reasonable in light of the services to be provided to the Fund. The Board reviewed projected revenue and costs for the provision of services to the Fund and found that at current and projected asset levels, the Sub-Adviser’s levels of profitability from its sub-advisory relationship with the Fund and Adviser represented a fair entrepreneurial profit and were not excessive. The Trustees noted that the Sub-Adviser intends to expend its own resources in support of Fund promotion, which would reduce its profitability when the overall relationship with the Fund is considered.

Economies of Scale. The Board considered whether the Adviser and the Sub-Adviser will realize economies of scale with respect to their management of the Fund. The Board reviewed and considered the profitability analyses and selected financial information of each of the Adviser and Kensington Analytics and also took into account the current assets. The Board concluded that at current asset levels economies of scale were not achievable but would be revisited as the Fund grows in size or at a future time that the Board determines.

Conclusion. Having requested and received such information from each of the Adviser and the Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Sub-Advisory Agreement was in the best interests of the Fund and its current and future shareholders.

Approval of proposed Sub-Advisory Agreement, and Approval of Amended Advisory Agreement – Kensington Dynamic Growth Fund (the “New Fund”)

At the meeting held on August 19, 2020, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the proposed Sub-Advisory Agreement between Advisors Preferred, LLC (the “Adviser”), the Trust, and Kensington Analytics LLC (“Kensington” or the “Sub-Adviser”) on behalf the New Fund (the “Sub-Advisory Agreement” and together with the Amended Advisory Agreement to include the New Fund, the “Advisory Agreements”).

In connection with the Board’s consideration of the proposed Advisory Agreements, the Board considered jointly for the Adviser and Sub-Adviser the nature, extent and quality of the services to be provided to the New Fund; the expected investment performance of the New Fund; the costs of the services to be provided to the New Fund; the extent to which economies of scale benefit shareholders; and the profits to be realized by the Adviser and Sub-Adviser and any affiliates from the relationship with the New Fund.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Trustees reviewed the Adviser’s and the Sub-Adviser’s Form ADV, a description of the manner in which investment decisions will be made for the New Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser and those executed by the Adviser, a review of the experience of professional personnel performing services for the New Fund, including the experience of Mr. DeLaurentis in portfolio management and the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Code of Ethics.

The Board also discussed the Adviser’s compliance program, and the compliance program of the Sub-Adviser with the CCO of the Trust. The Board acknowledged that the CCO of the Trust continued to have in place procedures which are currently working to prevent violations of applicable securities laws. The CCO stated she had reviewed and worked with the Sub-Adviser’s CCO in preparing their compliance manual. The Board concluded that the Adviser and Sub-Adviser have qualified professionals, resources, and compliance policies essential to performing its duties under the Advisory Agreements.

With respect to the Sub-Adviser, the Trustees considered that the Sub-Adviser will be primarily responsible for management of the New Fund. The Board considered the Sub-Adviser’s skills and experience relating to the Kensington Managed Income Fund and the “Growth Strategy” proposed for the New Fund and its portfolio management, research capabilities and use of model strategies and techniques. The Board was aware of the high level of communication between the Adviser and Sub-Adviser which is effective. The Board concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Sub-Adviser to the New Fund was satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and therefore would not directly control the performance of the New Fund. As the New Fund does not have performance history, the Trustees reviewed the performance of the Growth Strategy vs the S&P 500 Index as of June 30, 2020 for the one month, quarter, year to date, 1-year, 3-year, 5-year and since inception (December 31, 2014) periods. They noted the Growth Strategy outperformed the S&P 500 Index for all periods. The Board concluded that based on the experience of the portfolio manager and performance of the Kensington Managed Income Fund and performance of the Growth Strategy, the Adviser and Sub-Adviser should be able to provide satisfactory performance for the New Fund and its shareholders.

Fees and Expenses. As to the costs of the services to be provided to the New Fund, by the Adviser and Sub-Adviser, the Board reviewed and discussed the advisory fee, sub-advisory fee and total operating expenses of the New Fund compared to its peer group and Morningstar category as presented in the Meeting Materials.

The Trustees noted that the proposed total advisory fee for the New Fund of 1.25% was above the average but within range of the management fees of its peer group and Morningstar categories. Legal counsel to the Trust reported that of the 1.25% advisory fee, 0.25% was payable by the New Fund to the Adviser, and 1% was payable by the New Fund directly to the Sub-Adviser, subject to reverse and traditional breakpoints. The Board reviewed the reverse break points in the Sub-Advisory Agreement and breakpoints in the Amended Advisory Agreement, noted that the total fee paid by the New Fund would be unaffected. Legal counsel to the Trust stated that as assets of the New Fund grow, the Sub-Adviser will receive higher fees. The Board then reviewed the projected net expense ratios for the New Fund of 2.19% for the Class A, 2.79% for Class C and 1.79% for Institutional Class and found them slightly above the maximum expense ratio of the Small Cap Blend, Mid-Cap Blend and Large Cap Blend Morningstar categories. The Board also reviewed the contractual arrangements for the New Fund, which stated that the Adviser and Sub-Adviser had agreed to waive or limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.04%, 2.64% and 1.64% of the average net assets for Class A, Class C and Institutional Class shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that the advisory fee, and sub advisory fee to be charged to the New Fund and projected expenses for the New Fund were not unreasonable.

Profitability. The Board reviewed the levels of profits expected by the Adviser from the New Fund and noted that with estimated assets of $44 million for the first year, the Adviser would realize a 2% gross profit margin from the Amended Advisory Agreement; and would project approximately a 46% gross profit margin for the second year with estimated assets of $170 million. After review and discussion, the Board concluded that, based on the services to be provided by the Adviser the anticipated level of profit from the Advisory fees, the proposed advisory fee for the New Fund was not excessive.

With respect to the Sub-Adviser’s profitability, the Trustees reviewed the projected profitability of Kensington, as presented. They noted with expected assets of $44 million for the first year, the Sub-Adviser would have a projected gross profit margin of 58%, and for year two, with projected assets of $170 million, the anticipated gross profit margin would be approximately 70%. The Trustees acknowledged the profitability was lower after additional marketing expenses borne by the Sub-Adviser relating to the New Fund. After further discussion, the Board concluded that, based on the services to be provided by the Sub-Adviser, the anticipated level of profit from the Sub-Adviser’s relationship with the New Fund was not excessive.

Economies of Scale. As to the extent to which the New Fund will realize economies of scale, the Adviser and Sub-Adviser view $300 million be the minimum asset level. The Board discussed the expectations for growth and concluded that any material economies of scale would not be achieved in the near term and agreed to revisit economies of scale as assets increase.

Conclusion. Legal counsel to the Trust assisted the Trustees throughout the Advisory Agreements review process. The Board Members relied upon the advice of independent counsel, and their own business judgment in determining the material factors to be considered in evaluating each of the Advisory

Agreements and the weight to be given to each such factor. Accordingly, having requested and received such information from the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Amended Advisory Agreement and Sub-Advisory Agreement as appropriate; the Board, including a majority of the Independent Trustees, determined that, with respect to each of the Advisory Agreements, separately that (a) the terms of the Amended Advisory Agreement and Sub-Advisory Agreement are reasonable; (b) the advisory fee and sub-advisory fee was not unreasonable; and (c) the Amended Advisory Agreement, and the Sub-Advisory Agreement is in the best interests of the New Fund and its shareholders. In considering the approval of each of the Advisory Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the Advisory Agreements was in the best interests of the New Fund and its respective shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to Advisory Agreements. In addition, at a meeting held on October 20, 2020, the Board approved Amendments to the Advisory Agreements to reflect a change in the payment mechanisms, with no change in the fees being charged the New Fund.

Kensington Funds
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2020

SHAREHOLDER MEETING PROXY VOTE RESULTS

Kensington Managed Income Fund

Special Meeting of Shareholders At a Special Meeting of Shareholders of the Kensington Managed Income Fund, a series of Advisors Preferred Trust (the “Trust”) held at the offices of Thompson Hine LLP, 41 S. High St. #1700, Columbus, Ohio 43215 on October 30, 2020, shareholders of record as of the close of business on July 23, 2020, voted to approve the following proposal:

Proposal 1 to approve the new sub-advisory agreement between the Adviser and Kensington Analytics, LLC.

Unaudited
Fund	Outstanding Shares as of Record Date	No. of Shares Present in Person or by Proxy	Percentage of Shares Present for Quorum	Percentage of Voted Shares that Approve Proposal 1
Kensington Managed Income Fund	15,228,450	7,619,321	50.03%	75.98%

Kensington Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2020

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Past 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (business consultancy) (since 2003)	16	Northern Lights Fund Trust IV (since 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011).	16	Centerstone Investors Trust (since 2016) BlueArc Multi- Strategy Fund (Nov. 2014 to Jan. 2018)
David Feldman Born: 1963	Trustee	Indefinite, since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	16	None

[1]	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 1145 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	CEO, Advisors Preferred, LLC (since June 2011); President, Ceros Financial Services, Inc. ((since August 2019); CEO Atcap Partners, LLC,(investment adviser) (since July 2011)	16	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc. (since January 2011).	16	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Ultimus Fund Solutions, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2012 – January 2016)	N/A	N/A
Angela Holland Born: 1970	Chief Compliance Officer	Indefinite; since July 1, 2020	Chief Compliance Officer, Ceros Financial Services, Inc. (since January 2016), Sales Supervisor/AML Compliance Officer, Ceros Financial Services, Inc. (April 2012 – January 2016); Compliance Manager, Advisors Preferred, LLC (Since April 2012); Compliance Manager, AtCap Partners, LLC (since April 2012)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; since November 2012	Senior Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since February 2020); Senior Vice President, legal Administration, (February 2017-January 2019) Vice President and Counsel (April 2016-2017) and AVP and Staff Attorney (Sept. 2012 – March 2016).	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 1445 Research Blvd., Suite 530, Rockville, MD 20850.

[2]	The “Fund Complex” consists of the series of the Trust.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-375-3060.

AP 12/31/20 35 v2

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-855-375-3060 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-855-375-3060.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Kensington Analytics LLC
3811 Bee Caves Road, Suite 210
Austin, TX 78746

ADMINISTRATOR
Gemini Fund Services, LLC
4221 North 203rd Street, Suite 100
Elkhorn, NE 68022

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Felix Rivera is the audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2020 - $21,500

2019 - $12,500

(b)	Audit-Related Fees

2020 – None

2019 – None

(c)	Tax Fees

2020 - $5,500

2019 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 – None

2019 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2020	2019
Audit-Related Fees:	100%	100%
Tax Fees:	100%	100%
All Other Fees:	100%	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2020 - $5,500

2019 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/8/21

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 3/8/21